Exhibit 10.45
RUSS BERRIE AND COMPANY, INC.

STOCK APPRECIATION RIGHT AGREEMENT
Date of Grant:                      __, 20__
STOCK APPRECIATION RIGHT AGREEMENT (the “Agreement”), dated as of the date set forth above, between Russ Berrie and Company, Inc., a New Jersey corporation (the “Company”), and the Grantee whose name appears on the signature page hereof (the “Grantee”).
1. Confirmation of Grant; Exercise Price. The Company hereby confirms the grant to the Grantee, effective as of the date set forth above, of a Stock Appreciation Right (the “SAR”) with respect to  _____ shares of the Common Stock, stated value $0.10 per share, of the Company (“Common Stock”) at an exercise price of $___________ per share (the “Exercise Price”). The SAR granted hereunder is issued under and subject to the terms and conditions of the Company’s Equity Incentive Plan (the “Plan”), which is incorporated into this Agreement by reference, and the terms and provisions of this Agreement. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Plan. If there is any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern. The Grantee acknowledges receipt of a copy of the Plan.
2. Vesting. Except as provided in Section 3 below, the SAR shall vest and become exercisable ratably over five years (20% of aggregate grant per year), commencing on the first anniversary of the Date of Grant set forth above.
3. Termination of SAR and Related Vesting Provisions.
(a) Normal Termination Date. Unless an earlier termination date is specified in Section 3(b) below, the SAR shall terminate on the tenth anniversary of the Date of Grant.
(b) Early Termination.
(i) Death or Disability. Notwithstanding paragraph (a) above, if the Grantee: (A) becomes Disabled; or (B) dies, in either case while employed by a Participating Company, the outstanding unexercised portion of the SAR, whether or not vested and/or exercisable on the date of the applicable event, shall become fully vested and exercisable, and may be exercised by the Grantee, or his or her legal representative, estate, legatee(s) or permitted transferee(s), as applicable, for up to one year after the date of such Grantee’s Disability or death, as applicable, or the remaining term of the SAR, whichever period is shorter, and if not exercised within such period, shall terminate upon the expiration of such period.

(ii) Retirement. Notwithstanding paragraph (a) above, if the Grantee Retires, the outstanding unexercised portion of the SAR, to the extent vested and exercisable on the date of such Retirement, may be exercised for up to one year after the date of his or her Retirement or the remaining term of the SAR, whichever period is shorter, and if not exercised within such period, shall terminate upon the expiration of such period. Any unvested portion of the SAR shall terminate on the date of such Retirement.
(iii) Other Termination. Notwithstanding paragraph (a) above, if the Grantee’s employment with a Participating Company terminates for any reason other than death, Disability or Retirement, the outstanding unexercised portion of the SAR will be cancelled and deemed terminated as of the date of termination; provided, however, that if the Grantee’s employment is terminated by a Participating Company for reasons other than Cause, the outstanding unexercised portion of the SAR, to the extent vested and exercisable on the date of termination, may be exercised within 90 days after such termination, or the remaining term of the SAR, whichever period is shorter, and if not exercised within such period, shall terminate upon the expiration of such period.
4. Transferability. The SAR shall not be transferable except by will or by the laws of descent or distribution and shall be exercisable, during the Grantee’s lifetime, subject to the provisions of Section 3, only by the Grantee. Notwithstanding the foregoing, the Committee in its sole discretion may permit the transferability of the SAR by the Grantee to a member of his/her Immediate Family or trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons. The Grantee acknowledges and agrees that a violation of this Section 4 will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Grantee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief, without the posting of any bond, to prevent the breach of this Section 4 and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.
5. Restrictions on Exercise. The SAR may be exercised only with respect to full shares of Common Stock. Notwithstanding any other provision of this Agreement, the SAR may not be exercised in whole or in part: (i) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of the SAR shall have been secured; and (ii) unless the issuance of shares of Common Stock upon the exercise of the SAR shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the shares of Common Stock shall have been registered under such laws. As a condition to the exercise of this SAR, the Company may require the Grantee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations.

6. Exercise of the SAR and Tax Withholding.
(a) Exercise. To the extent that the SAR shall have become and remains exercisable as provided in this Agreement, and subject to such reasonable administrative regulations as the Committee may have adopted, the SAR may be exercised, in whole or in part, by notice to the Secretary of the Company in writing, specifying the Grantee’s election to exercise this SAR and the number of shares of Common Stock with respect to which the SAR is being exercised (the “Exercise Shares”). The date of such notice shall be the “Exercise Date”. Subject to compliance with all applicable laws, rules and regulations, this SAR (or portion thereof) shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the satisfaction of, or adequate provision for (in the sole discretion of the Committee), all applicable withholding obligations (described in paragraph (b) below). Upon exercise of the SAR, the Grantee shall be entitled to receive (and shall receive promptly following the Exercise Date and compliance with the foregoing), as determined by the Committee in its sole discretion:
(1) a number of shares of Common Stock (the “SAR Shares”) equal to the quotient obtained by dividing “x” by “y”, where:

x	=	the number of Exercise Shares multiplied by the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the Exercise Date over (B) the Exercise Price, and

y	=	the Fair Market Value of a share of Common Stock on the Exercise Date;
(2) an amount in cash equal to “x”; or
(3) a combination of (1) and (2) above, as determined by the Committee in its sole discretion.
No fractional share of Common Stock shall be issued to make any payment in respect of the SAR; if any fractional share would be issuable, the number of SAR Shares payable to the Grantee shall be rounded down to the next whole share (no payment of cash, shares or other consideration shall be made with respect to such fractional share). The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary: (i) to evidence such exercise; (ii) to determine whether registration is then required under the U.S. Securities Act of 1933, as amended (the “Securities Act”); and (iii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.
(b) Withholding. Whenever any portion of the SAR is exercised, the Grantee shall be required to remit to the applicable Participating Company an amount sufficient to satisfy the employer’s statutory U.S. federal, state and local and non-U.S. tax withholding requirements with respect thereto (“Withholding Taxes”). Such remittance may be required prior to the issuance of any SAR Shares or the payment of any cash amounts in respect of the exercise of the SAR to the Grantee. Notwithstanding the foregoing, the Committee may, in its sole discretion, in lieu of all or any portion of a cash payment in respect of Withholding Taxes, permit the Grantee to elect to have the Company withhold cash or SAR Shares having an aggregate Fair Market Value, determined on the date the obligation to withhold or pay such taxes arises, equal to the amount (or portion thereof) required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy the Grantee’s Withholding Tax obligation shall be disregarded and the remaining amount due shall be paid in cash by the Grantee.

7. Adjustments.
(a) The SAR or this Agreement shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to the SAR, and any and all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to the SAR, or as otherwise determined by the Committee to be equitable, in the event of: (i) changes in the outstanding Common Stock or in the capital structure of the Company by reason of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company, mergers, consolidations or combinations with or into any other entity if the Company is the surviving entity, stock or extraordinary dividends, stock splits, reverse stock splits, stock combinations, rights offerings, statutory share exchanges involving capital stock of the Company, reorganizations, recapitalizations, reclassifications, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization; or (ii) any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because, in the sole discretion of the Committee, it interferes with the intended operation of the Plan. Any adjustments under this Section 7 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act and which otherwise is permissible under Code Section 409A, if applicable. The Company shall give the Grantee notice of any adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
(b) In connection with a Business Combination, the Committee, in its sole discretion, may provide for: (i) the continuation of the Plan and/or the assumption of the SAR granted hereunder by a successor corporation (or a parent or subsidiary thereof); (ii) the substitution for the SAR of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and exercise prices; (iii) upon 10 days’ advance notice from the Committee to the Grantee, the acceleration of the vesting, settlement and/or exercise period pertaining to the SAR; or (iv) upon 10 days’ advance notice from the Committee to the Grantee, (x) the cancellation of any outstanding portion of the SAR that is then exercisable or vested and the payment to the holders thereof, in cash or stock, or any combination thereof, of the value of such portion of the SAR based upon the price per share of stock received or to be received by other stockholders of the Company in connection with the Business Combination, and (y) the cancellation of any portion of the SAR that is not then exercisable or vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the Plan and/or the SAR shall continue in the manner and under the terms so provided.
(c) If, by reason of a change in capitalization described in this Section 7, the Grantee shall be entitled to new, additional or different shares of stock or securities of the Company or any other corporation in respect of his or her SAR, in the event that the Plan continues, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the SAR, as the case may be, prior to such change in capitalization.

8. Authority of Committee. Subject to the limitations set forth in the Plan, the Committee is vested with absolute discretion and authority to interpret the Plan and make all determinations necessary or advisable for the administration thereof. Any determination of the Committee in the administration of the Plan, as described therein, shall be final, conclusive and binding upon the Grantee and any person claiming under or through the Grantee, including, without limitation, as to any adjustments pursuant to Section 7 hereof.
9. No Right to Continued Employment. Nothing contained in the Plan or this Agreement shall confer upon the Grantee any right with respect to continuance of employment or service by any Participating Company nor limit in any way the right of any Participating Company to terminate or modify the employment or retention of the Grantee at any time, with or without Cause. By accepting this SAR, the Grantee expressly acknowledges that there is no obligation on the part of any Participating Company to continue the Plan and/or grant any additional Awards to the Grantee.
10. No Rights as Stockholder. The Grantee shall have no voting or other rights as a stockholder of the Company with respect to the shares of Common Stock underlying the SAR until the exercise of the SAR and the issuance of a certificate or certificates to him for SAR Shares in respect thereof. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.
11. Limitations on Delivery of Certificates. The Company shall not be required to issue or deliver a certificate for SAR Shares hereunder unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, and the requirements of the exchanges, if any, on which the Company’s shares of Common Stock may, at that time, be listed.
12. Disposition of Common Stock. Notwithstanding anything contained in the Plan or herein to the contrary, in the event that the disposition of any shares of Common Stock acquired pursuant to the exercise of all or a portion of the SAR is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The certificates evidencing any of such shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

13. Miscellaneous.
(a) Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):
if to the Company, to it at:

Russ Berrie and Company, Inc.
1800 Valley Road
Oakland, New Jersey 07470
Attention: Corporate Secretary
Fax no.: 201-405-7377
E-mail address: mgoldfarb@russberrieij.com

if to the Grantee, to the Grantee at the address set forth on the signature page hereof.
Any notice given: (i) after 5:00 p.m. local time on any business day; or (ii) on a day that is not a business day, will be deemed to have been given on the next following business day.
(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
(c) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.
(d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Grantee without the prior written consent of the Company.
(e) Applicable Law. To the extent the federal laws of the United Stated do not otherwise control, this Agreement shall be governed by and construed in accordance with the law of the State of New Jersey, regardless of conflicts of law principles thereof.
(f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts; Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures by facsimile (including in Adobe Acrobat format) will be deemed to be original signatures for all purposes hereunder.
(h) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
(i) Tax Status of the SAR. The SAR is not intended to be treated as an arrangement that provides for a deferral of compensation subject to Section 409A of the Internal Revenue Code. This Agreement shall be construed and applied so as to ensure that the SAR is not covered by Section 409A; and this Agreement shall be deemed amended to the extent reasonably necessary, as determined by the Committee in its sole discretion, to exclude the SAR from the application of Section 409A or to comply with Section 409A, if necessary. Without limiting the generality of the foregoing, in accordance with Notice 2005-1 of the Internal Revenue Service, the SAR Exercise Price shall never become less than the Fair Market Value of the underlying shares of Common Stock on the date of grant.
(j) Share Certificates. All references to shares of Common Stock or certificates in this Agreement shall refer to either shares represented by certificates or uncertificated shares, and no such reference shall be construed to require certificated shares or to grant additional or different rights or obligations as between the holders of certificated and uncertificated shares of the Company.
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IN WITNESS WHEREOF, the Company and the Grantee have executed this Stock Appreciation Right Agreement as of the date first above written.

RUSS BERRIE AND COMPANY, INC.

By:

Name:
Title:

GRANTEE

Address of Grantee:

Fax No.:
E-Mail: